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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     THE SECURITIES EXCHANGE ACT OF 1934

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          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 28, 2003

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                                NORDSTROM, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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        WASHINGTON                   0-6074                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)



             1617 SIXTH AVENUE, SEATTLE, WASHINGTON     98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


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      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111

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                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

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ITEM 5. Other Events.

On March 28, 2003, Nordstrom, Inc. issued a press release announcing the retirement of Joel Stinson, Chief Administrative Officer. A copy of this press release is as follows:


            NORDSTROM CHIEF ADMINISTRATIVE OFFICER RETIRES

SEATTLE - March 28, 2003 - Nordstrom, Inc. (NYSE: JWN) announced that Joel Stinson, Chief Administrative Officer (CAO), retired today. Stinson, 53, has been with the company for 27 years. Stinson cited his health and a desire to spend more time with his family as his reasons for retirement.

Stinson began working at Nordstrom in 1976 and spent the majority of his career leading the company's distribution and supply chain operations. As CAO, Stinson has been responsible for Nordstrom real estate, store planning, business information and technology, supply chain and operations. Most recently, he was responsible for supporting the rollout of the company's perpetual inventory system. The system, in part, provides salespeople better information at the point of sale to help improve the customer's shopping experience.

"Joel has consistently performed to the highest levels and exceeded expectations in every assignment he has undertaken," said Blake Nordstrom, president, Nordstrom, Inc. "He has been instrumental in helping the company move forward with technology and embrace perpetual inventory. As a key member of the executive team, much of the progress the company has made in the last two and a half years is attributable to his leadership."

Replacing Joel Stinson as CAO will be Dan Little. Little joined Nordstrom in July 2002 as vice president of supply chain strategy.
He has more than 19 years experience in operations and supply chain management. Prior to joining Nordstrom, Little spent nine years at Colgate-Palmolive, most recently as the manufacturing general manager for personal care products in Europe. He also served as supply chain director for various European divisions and as a plant manager in Malaysia. Little began his career in operations and supply chain management with the Boeing Company.

Little received his master's in business administration from Harvard in 1991. He also holds a bachelor's of science, cum laude, in mechanical engineering from the University of Washington in 1984.
Dan is a Northwest native and grew up in Longview, Washington.

"Joel and Dan have been working closely together for the past year and we welcome him to the team," said Nordstrom. "Dan will continue to execute the path we are on, helping to improve operations and the way we deliver and present merchandise to our customers."

About Nordstrom
----------------
Nordstrom, Inc. is one of the nation's leading fashion specialty retailers, with 143 US stores located in 27 states. Founded in 1901 as a shoe store in Seattle, today Nordstrom operates 89
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ITEM 5. Other Events (continued).

full-line stores, 47 Nordstrom Racks, five Faconnable boutiques, one free-standing shoe store, and one clearance store. Nordstrom also operates 23 international Faconnable boutiques, primarily in Europe.

Additionally, Nordstrom serves customers through its online presence at http://www.nordstrom.com and through its direct mail catalogs. Nordstrom, Inc. is publicly traded on the NYSE under the symbol JWN.














































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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ David L. Mackie
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                                                David L. Mackie
                                                Vice President and
                                                Corporate Secretary

Dated: March 31, 2003